AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
EXECUTIVE ADVANTAGEsm
GROUP FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED SEPTEMBER 19, 2007
TO POLICY PROSPECTUS

          Effective September 19, 2007, AIG Life Insurance Company ("AIG Life") is amending its variable universal life insurance Policy prospectus for the sole purpose of amending the "Legal Proceedings" section of the prospectus.  In September 2007, the Securities and Exchange Commission granted AIG Life's parent company, American International Group, Inc., a permanent exemptive order pursuant to Section 9(c) of the Investment Company Act of 1940, and the current "Legal Proceedings" disclosure in AIG Life's prospectus is no longer applicable.

          The "Legal Proceedings" section of the prospectus is deleted and replaced in its entirety with the following:

LEGAL PROCEEDINGS

          AIG Life is a party to various lawsuits and proceedings arising in the ordinary course of business.  Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred.  Based upon information presently available, AIG Life believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AIG Life's results of operations and financial position.